SECURITIES PURCHASE AGREEMENT

Dated as of July 7, 2005

By and Among

ARENA RESOURCES, INC.

and

Peninsula Fund, LP
Peninsula Catalyst Fund, LP
Peninsula Catalyst QP Fund, LP

JVL Global Energy, LP

JVL Global Energy (QP), LP
Navitas Fund, LP

Belridge Energy Advisors, LP

Westcliff Aggressive Growth, LP

Westcliff Energy Partners, LP

Westcliff Partners, LP

Westcliff Long/Short, LP

Westcliff Master Fund, LP

Westcliff Capital Management Profit Sharing Plan

Westcliff Small Cap Fund, LP

Westcliff Ventures Fund, LP

Paul B. Loyd, Jr.

508908 000002 HOUSTON 396757.8

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

Section 1.1 - Definitions

Section 1.2 - Other Definitions

Section 1.3 - Construction

ARTICLE II ISSUANCE AND PURCHASE OF STOCK

Section 2.1 - Issuance and Purchase of Stock

Section 2.2 - The Closing

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 3.1 - Organization

Section 3.2 - Authorization

Section 3.3 - Non-Contravention

Section 3.4 - Consents

Section 3.5 - Capitalization

Section 3.6 - Legal Proceedings

Section 3.7 - No Violations

Section 3.8 - Permits

Section 3.9 - Financial Statements

Section 3.10 - No Material Adverse Change

Section 3.11 - Disclosure

Section 3.12 - SEC Filings.

Section 3.13 - Properties

Section 3.14 - Contracts

Section 3.15 - Environmental Matters

Section 3.16 - Tax Returns

Section 3.17 - Insurance

Section 3.18 - Offerings of Securities

Section 3.19 - S-3 Eligibility

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Section 4.1 - Organization

Section 4.2 - Authority

Section 4.3 - Consents and Approval; No Violation

Section 4.4 - Securities Laws.

ARTICLE V ADDITIONAL AGREEMENTS

Section 5.1 - Use of Proceeds

Section 5.2 - Access to Information.

Section 5.3 - Reservation of Common Stock

Section 5.4 - Market for Common Stock; Listing and Compliance.

Section 5.5 - Best Efforts

Section 5.6 - Public Announcements

Section 5.7 - Restrictive Legends

Section 5.8 - Registration Rights.

Section 5.9 - Issuance of Warrants.

Section 5.10 - Lock-Up Agreements.

Section 5.11 - Indemnification.

ARTICLE VI PURCHASERS’ CONDITIONS

Section 6.1 - Representations and Covenants

Section 6.2 - Required Consents and Approvals

Section 6.3 - Additional Documents

ARTICLE VII COMPANY’S CONDITIONS

Section 7.1 - Representations and Covenants

Section 7.2 - Required Consents and Approvals

Section 7.3 - Additional Documents

ARTICLE VIII TERMINATION AND SURVIVAL

Section 8.1 - Termination

Section 8.2 - Survival; Failure to Close

ARTICLE IX MISCELLANEOUS

Section 9.1 - Entire Agreement

Section 9.2 - Notices

Section 9.3 - Governing Law

Section 9.4 - Severability

Section 9.5 - Expenses

Section 9.6 - Descriptive Headings

Section 9.7 - Counterparts

Section 9.8 - Assignment

Section 9.9 - Amendments; Waivers

Schedule 3.5 – Capitalization

Schedule 3.6 – Legal Proceedings

Exhibit A – Options

Exhibit B – Investors

Exhibit C – Form of Assignment of Call Options

Exhibit D – Form of Warrant

Exhibit E – Form of Lock-up Agreement

i

508908 000002 HOUSTON 396757.8

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the "Agreement") is made and entered into as of July 7, 2005, by and among Arena Resources, Inc., a Nevada corporation (the "Company"), Peninsula Fund, LP, Peninsula Catalyst Fund, LP, and Peninsula Catalyst QP Fund, LP, JVL Global Energy, LP, JVL Global Energy (QP), LP, Navitas Fund, LP, Belridge Energy Advisors, LP, Westcliff Aggressive Growth, LP, Westcliff Energy Partners, LP, Westcliff Partners, LP, Westcliff Long/Short, LP, Westcliff Master Fund, LP, Westcliff Capital Management Profit Sharing Plan, Westcliff Small Cap Fund, LP, Westcliff Ventures Fund, LP, and Paul B. Loyd, Jr. (each individually, a "Purchaser", and collectively, the "Purchasers").

ARTICLE I

DEFINITIONS

Section 1.1 - Definitions

.  As used in this Agreement, the following terms have the meanings indicated:

"Agreement" has the meaning ascribed to such term in the first paragraph hereof.

"Assignment" means the assignment of Options as more fully set forth in Section 2.2 and evidenced by the Assignment of Call Options on the terms in Exhibit C attached hereto.

"Closing" has the meaning ascribed to such term in Section 2.2.

"Closing Date" has the meaning ascribed to such term in Section 2.2.

"Common Stock" means the common stock, $0.001 par value per share, of the Company.

"Company" has the meaning ascribed to such term in the first paragraph hereof.

"Contracts" means any indenture, mortgage, deed of trust, loan agreement, note, lease (other than oil and gas leases), license, franchise agreement, permit, certificate, contract or other agreement or instrument to which the Company is a party or to which its material properties or assets are subject.

"Environmental Laws" means all (i) all federal statutes regulating or prescribing restrictions regarding the use of property or other activities affecting the environment (air, water, land, animal and plant life), including but not limited to the following:  the Clean Air Act, Clean Water Act, Comprehensive Environmental Response, Compensation and Liability Act, Emergency Planning and Community Right-to-Know Act, Hazardous Materials Transportation Act, National Environmental Policy Act, Occupational Safety and Health Act, Oil Pollution Act of 1990, Resource Conservation and Recovery Act, Safe Drinking Water Act, and Toxic Substances Control Act; (ii) all regulations promulgated under such federal statutes, (iii) all local and state laws, rules and regulations regulating the use of or relating to or affecting the environment, and (iv) all common law rights, duties and obligations relating to the use of or matters affecting the environment.

"Exchange Act" means the Securities Exchange Act of 1934.

"Governmental Authority" means the United States, any foreign country, state, county, city or other political subdivision, agency or instrumentality thereof.

"Material Adverse Effect" means any event or condition which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on (i) the business, financial condition or results of operations of the Person to whom such effect relates, or (ii) the transactions contemplated by this Agreement.

"Option Shares" means the shares of Common Stock to be purchased upon the exercise of the Options pursuant to the terms thereof.

"Options" means the Option Agreements, each dated December 1, 2004 between the Company and each of the parties set forth in Exhibit A hereto for the purchase of the number of shares of Common Stock set forth beside each party's name at a purchase price of $8.50 per share.

"Permits" means any licenses, permits, certificates, consents, orders, approvals and other authorizations from, and all declarations and filings with, all federal, state, local and other Governmental Authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate the properties of the Company and to carry on its business as now or proposed to be conducted as set forth in the SEC Filings.

"Purchaser" and "Purchasers" have the meanings ascribed to such terms in the first paragraph hereof.

"SEC" means the Securities and Exchange Commission.

"SEC Filings" means the Company’s reports and other filings made with the SEC for a period of twelve (12) months prior to the date hereof and all exhibits thereto.

"Securities" means the Common Stock, the Options and the related rights assigned to certain of the Purchasers in accordance with this Agreement, the Option Shares, the Warrants that may be issued pursuant to this Agreement, and the Warrant Shares issuable upon exercise of the Warrants.

"Securities Act" means the Securities Act of 1933, as amended.

“Shares” has the meaning ascribed to such term in Section 2.1.

"Subsidiary" means, when used with reference to an entity, any corporation, a majority of the outstanding voting securities of which are owned directly or indirectly by such entity.  Such term shall also refer to any other partnership, limited partnership, limited liability company, joint venture, trust, or other business entity in which such entity has a material interest.

"Taxes" means any income Taxes or similar assessments or any sales, excise, occupation, use, ad valorem, property, production, severance, transportation, employment, payroll, franchise, or other Tax imposed by any United States federal, state, or local (or any foreign or provincial) Taxing authority, including any interest, penalties, or additions attributable thereto.

"Transactions" means the issuance and sale of the Securities to the Purchasers and the other transactions and obligations contemplated by this Agreement.

"Warrant” shall mean the Company’s Common Stock Purchase Warrant, each initially exercisable within five (5) years for a share of Common Stock at a purchase price of $10.30 per share and having the terms substantially as set forth in Exhibit D hereto.

"Warrant Certificate" means a certificate evidencing a Warrant in substantially the form attached hereto as Exhibit D.

"Warrant Shares" means the shares of Common Stock purchased or purchasable upon the exercise of the Warrants pursuant to the terms thereof.

Section 1.2 - Other Definitions

.  Other terms defined in this Agreement have the meanings so given them.

Section 1.3 - Construction

.  Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine, and neuter.  Except as specified otherwise, all references to Articles and Sections refer to articles and sections of this Agreement, and all references to exhibits and schedules are to Exhibits and Schedules attached to this Agreement, each of which is made a part of this Agreement for all purposes.  The word "including" shall mean "including, without limitation" unless the context otherwise requires.

ARTICLE II

ISSUANCE AND PURCHASE OF STOCK

Section 2.1 - Issuance and Purchase of Stock

.  Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchasers, and the Purchasers agree, severally and not jointly, to subscribe for and purchase from the Company, a total of 970,874 shares of Common Stock (collectively, the "Shares") and the Company agrees to assign all of its interests to the Options and the Option Shares to certain of the Purchasers, for an aggregate purchase price of $10,000,000 in cash (the "Purchase Price").  The respective number of  Shares to be purchased by each Purchaser, and the Options to be assigned to the respective Purchasers, are set forth in Exhibit B.

Section 2.2 - The Closing

.  Subject to the terms and conditions of this Agreement, the issuance and purchase of the Shares and the assignment of the interests to the Options and the Option Shares shall take place at a closing (the "Closing") to be held at the offices of Thompson & Knight LLP, 333 Clay St., Suite 3300, Houston, Texas 77002, at 10:00 a.m. (Central time) on July 8, 2005, or such other place or time as may be agreed by the parties.  The date on which the Closing occurs is referred to herein as the "Closing Date."  At the Closing, the Company will deliver to each Purchaser stock certificates representing the Common Stock purchased and registered in the name of such Purchaser as specified in accordance with Section 2.1, and execute and deliver the Assignment of Call Options, in the form set forth in Exhibit C, to each Purchaser who is designated to receive Options in Exhibit B, upon receipt of the Purchase Price by wire transfer of immediately available funds to an account designated by the Company, or by such other method as is mutually agreed to by Purchasers and the Company.  Such certificates shall bear appropriate restrictive legends deemed necessary by the Company to comply with applicable securities and corporate laws, including without limitation those set forth in Section 5.7.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Purchasers as of the date hereof as follows:

Section 3.1 - Organization

.  The Company (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted, and (iii) is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.  The Company has no Subsidiaries.

Section 3.2 - Authorization

.  The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized and validly executed and delivered by the Company and, assuming the Agreement constitutes a valid and binding obligation of each Purchaser, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 3.3 - Non-Contravention

.  The execution and delivery of this Agreement, the issuance and sale of the Securities and the consummation of the Transactions will not conflict with or constitute a violation of, or default or result in the creation or imposition of any lien or encumbrance on any material asset of the Company under (i) any material Contracts, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) the Options, or (iv) to its knowledge, any law, regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or its properties, in each case except those that would not reasonably be expected to have a Material Adverse Effect.

Section 3.4 - Consents

.  No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of this Agreement and the valid issuance and sale of the Securities, other than (i) such as have been made or obtained, (ii) any filings required to be made under federal or state securities laws, and (iii) where any failure to make or obtain any of the foregoing would not reasonably be expected to have a Material Adverse Effect.

Section 3.5 - Capitalization

.  The capitalization of the Company as of June 24, 2005 is as set forth in Schedule 3.5 attached hereto.  Except as set forth in any filing with the SEC subsequent to that date, the Company has not issued any capital stock since that date.  The Securities have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement (and if applicable the Warrants), will be duly and validly issued, fully paid and non-assessable.  The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  Except as set forth in Schedule 3.5 or disclosed in the SEC Filings, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contracts, commitments, agreements, understandings or arrangements of any kind to which the Company is a party relating to such issuance of capital stock or other equity interest in the Company.  Except as disclosed in the SEC Filings, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

Section 3.6 - Legal Proceedings

.  Except as disclosed in Schedule 3.6 or in the SEC Filings, there is no material legal or governmental proceedings pending, or to the knowledge of the Company, threatened to which the Company is a party or of which the business or property of the Company is subject, which would be reasonably likely to have a Material Adverse Effect.

Section 3.7 - No Violations

.  The Company is not (i) in violation of its charter, bylaws or other organizational document, or to its knowledge, (ii) in violation of any law, administrative regulation, ordinance or order of any court or Governmental Authority, arbitration panel or authority applicable to the Company, which would be reasonably likely to have a Material Adverse Effect, or (iii) in default in the performance of any material Contracts, which would be reasonably likely to have a Material Adverse Effect.

Section 3.8 - Permits

.  The Company has all necessary Permits that are currently necessary for the operation of its business as currently conducted and as described in the SEC Filings, except where the failure to currently possess such Permits would not reasonably be expected to have a Material Adverse Effect.

Section 3.9 - Financial Statements

.  The financial statements of the Company and the related notes contained in the SEC Filings present fairly in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated (the "Financial Statements").  Such Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified.

Section 3.10 - No Material Adverse Change

.  Except as disclosed in the SEC Filings, since December 31, 2004, there has not been (i) any change in the business, financial condition,  operation, or prospects of the Company which would reasonably be expected to have a Material Adverse Effect, (ii) any obligation, direct or contingent, that is material to the Company considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which would reasonably be expected to have a Material Adverse Effect.

Section 3.11 - Disclosure

.  The information contained in the SEC Filings as of the date of such information, and the information contained in this Agreement, including any schedule or exhibit attached hereto, does not and did not, as of the date of such information, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

Section 3.12 - SEC Filings.

(a)

The Company has filed with the SEC all SEC Filings, including forms, reports, schedules, statements, and other documents, required to be filed by it under the Securities Act, the Exchange Act, and all other federal securities laws.  The Company has delivered (or made available through EDGAR) to Purchasers accurate and complete copies of all the SEC Filings in the form filed by the Company with the SEC.  The SEC Filings, at the time filed, complied in all material respects with all applicable requirements of federal securities laws.  None of the SEC Filings, including, without limitation, any financial statements or schedules included therein, at the time filed, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The audited condensed financial statements and unaudited condensed interim financial statements of the Company included in the SEC Filings present fairly, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the condensed financial position of the Company as of the dates thereof and its condensed results of operations and cash flows/changes in financial position for the periods then ended (subject to normal year end audit adjustments in the case of any unaudited interim financial statements).

(b)

The Company shall deliver (or make available through EDGAR) to Purchasers as soon as they become available accurate and complete copies of all forms, reports, and other documents furnished by it to its stockholders generally or filed by it with the SEC subsequent to the date hereof and prior to the Closing Date.  Such forms, reports, and other documents will comply in all material respects with all applicable requirements of federal securities laws.  None of such forms, reports, and other documents, including, without limitation, any financial statements or schedules included therein, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The audited condensed financial statements and unaudited condensed interim financial statements of the Company included in such forms, reports, and other documents will present fairly, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the condensed financial position of the Company as of the dates thereof and its condensed results of operations and cash flows/changes in financial position for the periods then ended (subject to normal year end audit adjustments in the case of any unaudited interim financial statements).

Section 3.13 - Properties

.  The Company has good and defensible title to all property included in the Financial Statements, free and clear of all liens, charges, encumbrances or restrictions, except for Permitted Encumbrances.  As used herein, the term "good and defensible title" means, as to the oil and gas properties of the Company (the "Oil and Gas Properties"), such right, title and interest that is (i) owned or deducible of record (either from the records of the applicable county, parish, country and/or, in the case of Federal leases, from the records of the applicable office in the Bureau of Land Management or Minerals Management Service and/or, in the case of Indian leases, from the applicable office of the Bureau of Indian Affairs, and state leases, from the records of the applicable state land office), or (ii) such that a reasonably prudent purchaser of oil and gas properties would accept the same.  As used herein, the term "Permitted Encumbrances" means: (i) matters described in the SEC Filings or reflected in the Financial Statements; (ii) royalties, overriding royalties, net profits interests, production payments and other burdens on production which do not materially reduce the Company’s net revenue interest in any of the Oil and Gas Properties to less than the interest included in the information in the Financial Statements, (iii) liens for Taxes, assessments, labor and materials where payment is not delinquent, (iv) operating agreements, unit agreements, unitization and pooling designations and declarations, gathering and transportation agreements, processing agreements, gas, oil and liquids purchase, sale and exchange agreements, exploration and development agreements, surface agreements, farmout agreements and other similar agreements, provided they do not have a material adverse effect on the ownership of the Oil and Gas Properties or increase the cost burden applicable to any such property in excess of the cost burden included in the information in the Financial Statements, (v) regulatory authority of governmental agencies not presently or previously materially violated, (vi) easements, surface leases and rights, plat restrictions and similar encumbrances, provided that they do not detract from the value, or materially increase the cost of operation of any of the Oil and Gas Properties, and (vii) liens, charges, encumbrances and irregularities in the chain of title which, because of remoteness in or passage of time, statutory cure periods, marketable title acts or other similar reasons, have not affected or interrupted, and are not reasonably expected to affect or interrupt, the claimed ownership of the Company or the receipt of production revenues from the Oil and Gas Properties affected thereby, and any other encumbrance or claim which would not reasonably be expected to have a Material Adverse Effect.

Section 3.14 - Contracts

.  All material Contracts are valid, binding and enforceable against the Company, as applicable, and, to the knowledge of the Company, are valid, binding and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not reasonably be expected to have a Material Adverse Effect.  The Company, and to the knowledge of the Company, the other parties thereto, are not in default under any of the material Contracts, which default would reasonably be expected to have a Material Adverse Effect.

Section 3.15 - Environmental Matters

.  Except as would not reasonably be expected to have a Material Adverse Effect and except as disclosed in the SEC Filings, (i) the Company is in compliance with and not subject to liability under applicable Environmental Laws, (ii) the Company has made all filings and provided all notices required under any applicable Environmental Law, and has in full force and effect, and is in compliance with, all Permits required under any applicable Environmental Laws, (iii) there is no civil, criminal or administrative action, suit, demand, hearing, notice of violation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company, threatened against the Company under any  Environmental Law, (iv) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company, and (v) the Company has not received notice that it has been identified as a potentially responsible party under any Environmental Law.

Section 3.16 - Tax Returns

.  The Company has filed all returns and reports of or relating to any Taxes ("Tax Returns") required to be filed on or before the date hereof, except where the failure to so file such Tax Returns would not reasonably be expected to have a Material Adverse Effect, and has paid all Taxes shown as due on such Tax Returns, except those contested in good faith by appropriate proceedings.  To the knowledge of the Company, other than Taxes which the Company is contesting in good faith and for which the Company has provided adequate reserves, there is no claim against the Company for any Taxes (including any penalties and interest), and no assessment, deficiency or adjustment has been asserted or proposed that would reasonably be expected to have a Material Adverse Effect.

Section 3.17 - Insurance

.  The Company maintains with sound and reputable insurers, and there are currently in full force and effect, policies of insurance with respect to its respective assets and operations against such casualties and contingencies and in such amounts as is customary for companies of a similar size and engaged in similar lines of businesses to those of the Company.

Section 3.18 - Offerings of Securities

.  All securities which have been offered or sold by the Company have been registered pursuant to the Securities Act and applicable state securities laws or were offered and sold pursuant to valid exemptions therefrom.   No registration statement, prospectus, private offering memorandum, or other information furnished to any offeree or purchaser of such securities, at the time such registration statement became effective (in the case of a registered offering) or at the time of delivery of such registration statement, prospectus, private offering memorandum, or other information, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  To the extent that any such securities were registered under the Securities Act, the applicable registration statements and prospectuses filed with the SEC pursuant to the Securities Act, at the time each such registration statement became effective, and at all times when delivery of a prospectus was required pursuant to the Securities Act, complied in all material respects with the requirements of the Securities Act and the rules and regulations thereunder.

Section 3.19 - S-3 Eligibility

.  The Company is currently eligible to use Form S-3 under the Securities Act for the registration of the Registrable Common Shares as contemplated in Section 5.8 of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser hereby represents and warrants (as to itself or himself) to the Company as follows:

Section 4.1 - Organization

.  Each Purchaser that is an entity, (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted, and (iii) is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualifications.

Section 4.2 - Authority

.  The Purchaser has all requisite power and authority (and if such Purchaser is an entity, such power and authority shall be limited to organizational power and authority), to execute and deliver this Agreement and to consummate the Transactions to be performed by the Purchaser.  If the Purchaser is an entity, the execution and delivery of this Agreement and the consummation of the Transactions to be performed by the Purchaser have been duly and validly authorized by all necessary action on the part of the equity owners of the Purchaser, and no other proceedings are necessary to authorize the execution and delivery of this Agreement by the Purchaser or to consummate the Transactions to be performed by the Purchaser.  This Agreement has been duly and validly executed and delivered by the Purchaser and, assuming this Agreement constitutes a valid and binding obligation of the Company, this Agreement constitutes a valid and binding agreement of the Purchaser, enforceable against it in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

Section 4.3 - Consents and Approval; No Violation

.  Neither the execution and delivery of this Agreement by the Purchaser, the consummation of the Transactions to be performed by the Purchaser, nor compliance by the Purchaser, with any of the provisions hereof will (i) conflict with or result in any breach of any provisions of the Purchaser’s organizational documents, (ii) require any material consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except for consents, approvals, authorizations, permits, filings or notifications which have been obtained or made, or (iii) result in a default (with or without due notice or lapse of time or both) or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material agreements or violate any material order, writ, injunction, decree, statute, rule or regulation applicable to the Purchaser, which may adversely effect the Transactions or Purchaser’s performance hereunder.

Section 4.4 - Securities Laws.

(a)

Purchaser has adequate means of providing for its current needs and possible contingencies, and has no need now, and anticipates no need in the foreseeable future, to sell the Securities.  Purchaser is able to bear the economic risks of this investment, and consequently, without limiting the generality of the foregoing, Purchaser is able to hold the Securities for an indefinite period of time and has sufficient net worth to sustain a loss of the entire investment in the Securities in the event such loss should occur.

(b)

Purchaser recognizes that its investment in the Securities involves a high degree of risk which may result in the loss of the total amount of the investment.  Purchaser acknowledges that it is aware of and has carefully considered all risks incident to the purchase of the Securities.

(c)

Purchaser is acquiring the Securities for its own account (as principal) for investment and not with a view to the distribution or resale thereof.  Purchaser has not offered or sold any portion of the Securities and has no present intention of dividing the Securities with others or of reselling or otherwise disposing of any portion of the Securities.

(d)

PURCHASER IS AWARE THAT IT MUST BEAR THE ECONOMIC RISK OF ITS INVESTMENT IN THE SECURITIES FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THEREFORE CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION OR EXCEPTION FROM SUCH REGISTRATION IS AVAILABLE AND, FURTHER, THAT ONLY THE COMPANY CAN TAKE ACTION TO REGISTER THE SECURITIES. PURCHASER ALSO RECOGNIZES THAT NO FEDERAL OR STATE AGENCY HAS PASSED UPON THE SECURITIES OR MADE ANY FINDING OR DETERMINATION AS TO THE FAIRNESS OF AN INVESTMENT IN THE SECURITIES.

(e)

Purchaser (i) acknowledges receipt of sufficient information from the Company concerning the business of the Company in order for Purchaser to make a fully informed investment decision, (ii) has had the opportunity to review and obtain copies of any information which the Company possesses and is desired by Purchaser relating to the Securities and the Company (including without limitation copies of the SEC Filings), and (iii) has been given the opportunity to meet with officials of the Company and to have said officials answer any questions regarding the terms and conditions of this particular investment, and all such questions have been answered to Purchaser’s full satisfaction.  While the Company has attempted to provide information that is as accurate as possible, Purchaser acknowledges and agrees that the Company and its representatives cannot and do not make any assurances, representations or warranties with respect to any such information, except for the representations expressly set forth herein.   The Purchaser has sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of an investment in the Securities.  In addition, in reaching the conclusion that it desires to acquire the Securities, Purchaser has carefully evaluated its financial resources and investments, has consulted with such legal, accounting and other experts as necessary or appropriate, and acknowledges and represents that Purchaser is able to bear the economic risks of this investment.  Purchaser acknowledges and understands that none of the information provided or made available by or on behalf of the Company constitutes any legal, Tax or investment advice.

(f)

Purchaser is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.  Purchaser will provide to the Company such information as may be reasonably requested by the Company to enable it to satisfy itself as to such status and the knowledge and experience of Purchaser and its ability to bear the economic risk of an investment in the Securities.

(g)

All representations and warranties made by Purchaser in this Agreement and all other oral or written information provided by Purchaser to the Company is and are true, correct and complete in all material respects, and, if there should be any material change in such information prior to the acceptance of this Agreement, Purchaser will immediately furnish such revised or corrected information to the Company.

(h)

Purchaser's address in Section 9.2 hereof is its true and correct state (or other jurisdiction) of residence or principal office, and Purchaser has no present intention of becoming a resident of any other state or jurisdiction.  Purchaser is not subject to backup withholding and will provide such forms and documents as may be required by the Company to evidence its exemption from backup or other withholding Taxes and hereby consents to withholding of any applicable Taxes from its distributions from the Company.

(i)

If Purchaser receives any confidential, material, non-public information of the Company, Purchaser acknowledges and understands that if will not be able to trade in the Common Stock while in possession of such information until that information has been properly disseminated to the public or becomes immaterial to the Company.

(j)

Purchaser acknowledges and agrees that if Purchaser is purchasing the Securities in a fiduciary capacity, the representations, warranties and agreements contained herein shall be deemed to have been made on behalf of the person or persons for whom the Purchaser is so purchasing and that the representations and warranties of the Purchaser as set forth herein shall continue in effect following the sale of the Securities pursuant hereto.  In the event that execution hereof by Purchaser is performed by any person as agent for or other representative of the Purchaser, such person represents that he is duly authorized and empowered to sign and deliver this document on behalf of the Purchaser in the capacity stated and that the Purchaser will be bound by this Agreement.

(k)

Purchaser acknowledges that it understands the meaning and legal consequences of the representations, warranties and covenants set forth in this Section 4.4 and that the Company has relied and will rely upon such representations, warranties, covenants and certifications, AND PURCHASER HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE COMPANY AND ITS OFFICERS, DIRECTORS, CONTROLLING PERSONS, AGENTS AND EMPLOYEES, FROM AND AGAINST ANY AND ALL LOSS, DAMAGE OR LIABILITY, JOINT OR SEVERAL, AND ANY ACTION IN RESPECT THEREOF, TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT DUE TO OR ARISING OUT OF A BREACH OF ANY OF PURCHASER’S REPRESENTATIONS, WARRANTIES OR COVENANTS.

ARTICLE V

ADDITIONAL AGREEMENTS

Section 5.1 - Use of Proceeds

.  The cash proceeds to the Company from the issuance of the Shares and Warrants shall be used by the Company on and after the Closing Date to repay up to $5,000,000 in bank debts, to acquire and develop oil and gas properties, and for general corporate purposes.

Section 5.2 - Access to Information.

(a)

Between the date hereof and the Closing Date, the Company will afford to Purchasers and their authorized representatives full access during normal business hours to the facilities and properties and to the books and records of the Company, will permit Purchasers and their authorized representatives to make reasonable inspections and will cause its officers to furnish Purchasers and their authorized representatives with such financial and operating data and other information with respect to the business, assets and properties of the Company, as Purchasers and their authorized representatives may from time to time request.

(b)

Purchasers and their representatives shall hold strictly confidential all information they obtain with respect to the Company; provided, that Purchasers shall not be obligated to hold confidential information which (i) was or becomes generally available to the public other than as a result of a disclosure by any Purchaser or its representatives, (ii) was or becomes available to Purchasers on a non-confidential basis from a source other than the Company or its representatives, so long as such source is not bound by a confidentiality agreement with the Company or otherwise prohibited from transmitting the information to Purchasers, or (iii) is required to be disclosed in order to comply with any applicable law, order, regulation or ruling; provided further, that Purchasers shall notify the Company prior to any disclosure under (iv) above and provide the Company the opportunity to dispute or contest such disclosure before any disclosure is made.

Section 5.3 - Reservation of Common Stock

.  The Company will reserve and keep reserved for issuance, out of the authorized and unissued shares of the Common Stock, a number of shares of Common Stock sufficient to provide for issuance upon the guaranty of the delivery of shares of Common Stock under the Options in accordance with the Assignment and upon exercise of the outstanding Warrants, if any, and shall keep such shares of Common Stock free of any legal or contractual preemptive rights.  The Company will take all steps necessary to keep the shares of Common Stock issuable under the Assignment and the Warrant Shares duly authorized for issuance by all requisite corporate and other action, and to assure that such Shares issuable under the Assignment and the Warrant Shares when issued upon exercise of the Warrants, as the case may be, will be validly issued, fully paid and non-assessable.

Section 5.4 - Market for Common Stock; Listing and Compliance.

(a)

The Common Stock is listed for trading on the American Stock Exchange ("AMEX"), and the Company has taken no action designed to, or to its knowledge likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the AMEX, nor has the Company received any notice within the 12 months preceding the date of this Agreement regarding the termination of such listing.

(b)

As long as any Purchaser owns any Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as any Purchaser owns any Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Purchasers annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Purchaser may reasonably request, all to the extent required from time to time to enable such person to sell Common Stock, Option Shares and Warrant Shares without registration under the Securities Act. Upon the request of any Purchaser, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

(c)

The Company shall use its commercially reasonable efforts to satisfy the requirements within the control of the Company for its issued and outstanding Common Stock to continue to be listed on the AMEX, NYSE, NASDAQ or any of their successors, and for the listing of additional shares of issued and outstanding Common Stock relating to the Securities.

Section 5.5 - Best Efforts

.  Subject to the terms and conditions herein provided, the Company and Purchasers agree to use their best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Transactions.

Section 5.6 - Public Announcements

.  Purchasers shall not issue any press release or otherwise make any public statements with respect to the existence of this Agreement or the Transactions, and the Company shall issue such press releases or make such public statements as may be required by law.

Section 5.7 - Restrictive Legends

.  Unless counsel to the Company shall have advised the Company that such legend is no longer needed, each certificate evidencing the Securities shall bear a legend in substantially the following form:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH APPLICABLE STATE AND FEDERAL SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED."

Section 5.8 - Registration Rights.

(a)

Within 60 days after the Closing Date, the Company shall prepare and file with the SEC a "shelf" registration statement (the "Common Shares Registration Statement") covering all Common Stock purchased hereunder or purchasable under the Options (the "Registrable Common Shares") for a secondary or resale offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act.  The Common Shares Registration Statement shall be on Form S-3 (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith). The Company shall use its best efforts to cause the Common Shares Registration Statement to be declared effective under the Securities Act not later than 150 days after the Closing Date (including filing, if appropriate, with the SEC a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act and Rule 12d1-2 promulgated under the Exchange Act within five (5) business days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that a Common Shares Registration Statement will not be "reviewed," or not be subject to further review) and to keep such Common Shares Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all of the Registrable Common Shares covered by such Common Shares Registration Statement have been sold or (y) three years from the date the Common Shares Registration Statement is declared effective under the Securities Act; provided, that the effectiveness of the Common Shares Registration Statement may be delayed or suspended for a reasonable period of time, but not in excess of 60 days, if the Company determines that such registration or the transfer of the Registrable Common Shares would materially interfere with, or require premature disclosure of, any financing, acquisition, reorganization or similar event involving the Company.  The Common Shares Registration Statement also shall cover, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Securities Act Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Common Shares.

(b)

Within 60 days after receiving a written request from Purchasers who, in the aggregate, own (or upon exercise of all Warrants will own), a majority of the Warrant Shares, the Company shall amend the Common Stock Registration Statement or prepare and file with the SEC a "shelf" registration statement (the "Warrant Shares Registration Statement") covering the Warrant Shares purchased upon exercise of the Warrants (the "Registrable Warrant Shares") for a secondary or resale offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act; provided, however, that the Company shall only be obligated to file and obtain effectiveness of one such registration statement.  The Warrant Shares Registration Statement shall be on Form S-3 (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith). The Company shall use its best efforts to cause the Warrant Shares Registration Statement to be declared effective under the Securities Act not later than 150 days after the exercise date of the Warrant to which Warrant Share Registration Statement relates (including filing, if appropriate, with the SEC a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act and Rule l2d1-2 promulgated under the Exchange Act within five (5) business days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that an Warrant Shares Registration Statement will not be "reviewed," or not be subject to further review) and to keep such Warrant Shares Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all of the Registrable Warrant Shares covered by such Warrant Shares Registration Statement have been sold or three years from the date the Warrant Shares Registration Statement is declared effective under the Securities Act; provided, that the effectiveness of the Warrant Shares Registration Statement may be delayed or suspended for a reasonable period of time, but not in excess of 60 days, if the Company determines that such registration or the transfer of the Registrable Warrant Shares would materially interfere with, or require premature disclosure of, any financing, acquisition, reorganization or similar event involving the Company.  The Warrant Shares Registration Statement also shall cover, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Securities Act Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Warrant Shares.  As used herein, the Registrable Warrant Shares and Registrable Common Shares are referred to collectively as the "Registrable Shares."

(c)

For a period of five (5) years from the Closing Date, if the Company proposes to file a registration statement to register any Common Stock (other than registrations on Form S-8 or Form S-4) under the Securities Act for sale to the public, it will at each such time give written notice to the Purchaser of its intention to do so and, upon the written request of the Purchaser made within thirty (30) calendar days after the receipt of any such notice (which request must specify the number of Registrable Shares which the Purchaser intends to dispose under this Section 5.8(d), the "Piggy-Back Shares"), the Company will use its best efforts to include the Piggy-Back Shares in such registration and to cause such registration to become effective; provided, however, that if the offering is underwritten and the managing underwriter shall state in writing that inclusion of all or any of the Piggy-Back Shares would, in such managing underwriter’s opinion, materially interfere with the proposed distribution and marketing of the Common Stock with respect to which the registration was originally to be effected (such writing to state the basis of such opinion and the maximum number of Piggy-Back Shares which may be distributed without such interference), then the Company may, upon written notice to the Purchaser, have the right to exclude from such registration such number of Piggy-Back Shares which it would otherwise be required to register hereunder as is necessary to reduce the total amount of Common Stock to be so registered to the maximum amount set by the managing underwriter; and provided further, that if such registration includes shares being offered by other selling stockholders, any reduction in the number of shares of Common Stock to be included in the registration as recommended by the managing underwriter shall be shared prorata among Purchaser and such other selling stockholders (subject to any superior rights of such other selling stockholders) based upon the number of shares of Common Stock sought to be registered by each such selling stockholder (including Purchaser) as compared to the total number of shares of Common Stock sought to be registered by all selling stockholders (including Purchaser).  As used herein, the Common Shares Registration Statement, the Warrant Shares Registration and any registration statement covering Piggy-Back Shares are referred to as the "Registration Statements."

(d)

The costs and expenses (other than underwriting discounts and commissions related to the Registrable Shares included in the applicable Registration Statement which shall be the responsibility of Purchasers) of the registrations under the Securities Act and of all other actions the Company is required to take or effect pursuant to this Section 5.8 shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, fees and expenses of complying with Blue Sky laws, and fees and disbursements of counsel for the Company and of independent public accountants).

(e)

No such Registration Statement or any amendment thereto shall be filed under this Section 5.8 by the Company until Purchasers and one counsel representing all of them shall have had a reasonable opportunity of not less than five (5) days to review the same and to approve or disapprove any portion of the Registration Statement describing or referring to Purchasers.

(f)

The Company shall furnish to Purchasers such number of copies of any such Registration Statement and of each such amendment and supplement thereto and such number of copies of the prospectus included in such Registration Statement as may be reasonably requested by Purchasers.

(g)

The only representations and warranties a Purchaser shall be required to make in connection with any such underwriting or registration shall be with respect to each Purchaser’s ownership of the Registrable Shares to be sold by it and its ability to convey title thereto free and clear of all liens, encumbrances or adverse claims and such other customary representations and warranties reasonably requested by the underwriters, if any, and each Purchaser shall not be required to make any indemnity in connection therewith, except with respect to any misrepresentation by such Purchaser with respect to such underwriting or registration or any information provided by such Purchaser to the Company or any underwriter in connection therewith.

(h)

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5.8 with respect to the Registrable Shares that each Purchaser shall:

(i)

Furnish to the Company such information regarding the Purchaser, the number of the Registrable Shares owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Registrable Shares, and to cooperate with the Company in preparing such Registration Statement;

(ii)

Agree to sell its Registrable Shares to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other persons on whose behalf any Registration Statement was being filed have agreed to sell their securities, and to execute the underwriting agreement; and

(iii)

Pending any amendment or supplement to the Registration Statement or related prospectus, each such Purchaser shall cease making offers or transfers of Registrable Shares pursuant to the prior prospectus.

(i)

The Company may at its discretion include for registration in any Registration Statement shares of Common Stock owned by selling stockholders other than the Purchasers (the "Other Selling Stockholders") so long as the total number of shares of Common Stock to be included in such Registration Statement on behalf of such Other Selling Stockholders does not exceed the total number of Registrable Shares being registered under such Registration Statement.

Section 5.9 - Issuance of Warrants.

  If either of the Registration Statements required by Sections 5.8(a) or 5.8(b) is not filed with the SEC within the period set forth therefor or is not effective within the period set forth therefor, the Company shall issue to Purchasers Warrants to purchase up to 29,126 shares of Common Stock.  For each 30-day period of delay in the filing or effectiveness of any such Registration Statement, the Company shall issue to Purchasers additional Warrants to purchase up to 29,126 shares of Common Stock.  Such Warrants shall be issued to the Purchasers in proportion to the Shares purchased by them hereunder.  Notwithstanding the above, the obligation to issue Warrants under this Section 5.9 shall terminate upon the earliest to occur of:

(i)

the date on which all Shares, Option Shares and the Warrant Shares can be sold pursuant to a Registration Statement or sold pursuant to Rule 144;

(ii)

the date on which all Shares, Option Shares and the Warrant Shares are saleable, in the opinion of counsel to the Company, without registration under the Securities Act pursuant to Rule 144(k);

(iii)

the date on which all Shares, Option Shares and the Warrant Shares are saleable, without restriction, pursuant to an available exemption from registration under the Securities Act.

Section 5.10 - Lock-Up Agreements.

  Contemporaneously with the filing of a Registration Statement by the Company pursuant to Section 5.8, the Company shall cause each of the following officers and directors of the Company to enter into a Lock-up Agreement, substantially in the form attached hereto as Exhibit E:  Lloyd T. Rochford, Stanley M. McCabe, William R. Broaddrick, Charles M. Crawford, Chris V. Kemendo, Jr. and Clayton E. Woodrum.

Section 5.11 - Indemnification.

(a)

The Company agrees to indemnify and hold harmless the Purchasers, their affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (i) any breach or default in the compliance or performance by the Company of any representation, warranty, covenant or agreement made by the Company  in this Agreement or in any of the schedules or exhibits attached hereto, or (ii) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing.

(b)

Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company, its affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (i) any breach or default in the compliance or performance by such Purchaser of any representation, warranty, covenant or agreement made by the Purchaser in this Agreement or in any of the related schedules or exhibits, or (ii) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing.

ARTICLE VI

PURCHASERS’ CONDITIONS

The obligations of Purchasers to effect the Closing are subject to the satisfaction of the following conditions, any one or more of which may be waived by Purchasers.

Section 6.1 - Representations and Covenants

.  The representations and warranties of the Company contained in Article III hereof shall be true and correct in all material respects on and as of the Closing Date as if made, and shall be deemed to have been remade, on and as of the Closing Date.  The Company shall have complied in all material respects with its obligations contained herein the performance of which is required on or prior to the Closing Date.

Section 6.2 - Required Consents and Approvals

.  All filings, consents, approvals and waivers necessary to the consummation of the purchase and sale of the Securities and the Transactions shall have been obtained.

Section 6.3 - Additional Documents

.  In addition to the certificates representing the Shares and the Assignment as set forth in Section 2.2, the Purchasers shall have received:

(a)

an opinion of legal counsel to the Company addressed to the Purchasers as to (i) the due incorporation, existence and good standing of the Company and its subsidiaries, (ii) qualification of the Company and its subsidiaries in each applicable jurisdiction, (iii) due authorization of this Agreement and Transactions (including the issuance of the Securities), (iv) upon issuance of the Securities in accordance with the terms of this Agreement, the Securities will be duly issued, fully paid and nonassessable, and (v) the issuance of the Securities is in compliance with all applicable laws and does not conflict with any orders, judgments, regulations, agreements, contracts, or documents applicable to or by which the Company or its properties or assets are bound; and

(b)

such other certificates, instruments and documents from the Company as it may reasonably request pursuant to this Agreement.

ARTICLE VII

COMPANY’S CONDITIONS

The obligations of the Company to issue and sell the Shares and to assign its interests to the Options and the Option Shares are subject to the satisfaction of the following conditions any one or more of which may be waived by the Company:

Section 7.1 - Representations and Covenants

.  The representations and warranties of each Purchaser contained in Article IV hereof shall be true and correct in all material respects on and as of the Closing Date as if made, and shall be deemed to be remade, on and as of the Closing Date.  Each Purchaser shall have complied in all material respects with its obligations contained herein, the performance of which is required on or prior to the Closing Date.

Section 7.2 - Required Consents and Approvals

.  All consents, approvals and waivers necessary to the consummation of the purchase and sale of the Securities and the Transactions shall have been obtained.

Section 7.3 - Additional Documents

.  In addition to receipt of the full Purchase Price in accordance with Section 2.2, the Company shall have received such other certificates, instruments and documents from each Purchaser as it may reasonably request pursuant to this Agreement.

ARTICLE VIII

TERMINATION AND SURVIVAL

Section 8.1 - Termination

.  The Transactions contemplated herein may be abandoned at any time prior to the Closing, as follows:

(a)

by the mutual written consent of the Company and the Purchasers;

(b)

by either the Company, on one hand, or the Purchasers acting as one party, on the other hand, in the event any required consent, approval or waiver is not obtained necessary for the consummation of the Transactions; or

(c)

by the Company, on one hand, or Purchasers acting as one party, on the other hand, if there shall have been a material breach by the other party of any of the covenants contained herein or if any representation or warranty made by any other party is untrue in any material respect, in either case in a manner not capable of being cured on or before the Closing Date.

Section 8.2 - Survival; Failure to Close

.  If this Agreement is terminated without Closing, all representations, warranties, indemnities, and covenants contained herein or made in writing by any party in connection herewith will automatically terminate and be of no further force or effect, except the provisions of this Section 8.2 and Sections 4.3, 5.2(b) and 9.5 shall survive any such termination.

ARTICLE IX

MISCELLANEOUS

Section 9.1 - Entire Agreement

.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

Section 9.2 - Notices

.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile, with confirmation of receipt, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows (or to such other address as a party may designate in a notice to the other party given pursuant to this Section 9.2):

If to the Company:

Arena Resources, Inc.
4920 South Lewis Street, Suite 107
Tulsa, Oklahoma  74105
Telephone:  (918) 747-6060
Facsimile:  (918) 747-7620
Attn:  Lloyd T. Rochford

with a copy (which shall not constitute notice) to:

Kenneth E. Dornblaser
Johnson, Jones, Dornblaser, Coffman & Shorb
2200 Bank of America Center
15 W. 6th Street
Tulsa, Oklahoma 74119
Telephone:  (918) 584-6644
Facsimile:  (918) 584-6645

If to Purchasers:

Peninsula Fund, LP
c/o Peninsula Capital Management, Inc.
235 Pine Street, Suite 1818
San Francisco, California 94104
Telephone:  (415) 288-2480
Facsimile:  (415) 288-2485
Attn:  Scott Bedford

Peninsula Catalyst Fund, LP
c/o Peninsula Capital Management, Inc.
235 Pine Street, Suite 1818
San Francisco, California 94104
Telephone:  (415) 288-2480
Facsimile:  (415) 288-2485

Attn:  Mike Ogborne

Peninsula Catalyst QP Fund, LP
c/o Peninsula Capital Management, Inc.
235 Pine Street, Suite 1818
San Francisco, California 94104
Telephone:  (415) 288-2480
Facsimile:  (415) 288-2485

Attn:  Mike Ogborne

JVL Global Energy (QP), LP
717 Texas Ave., Suite 3000
Houston, Texas  77002
Telephone:  (713) 238-2050
Facsimile:  (713) 238-2051
Attn:  John Lovoi

JVL Global Energy, LP
717 Texas Ave., Suite 3000
Houston, Texas  77002
Telephone:  (713) 238-2050
Facsimile:  (713) 238-2051
Attn:  John Lovoi

Navitas Fund, LP
717 Texas Ave., Suite 3000
Houston, Texas  77002
Telephone:  (713) 238-2050
Facsimile:  (713) 238-2051
Attn:  John Lovoi

Belridge Energy Advisors, LP
235 Pine Street, Suite 1818
San Francisco, California 94104
Telephone:  (415) 288-2480
Facsimile:  (415) 288-2485
Attn:  Scott Bedford

Westcliff Aggressive Growth, LP

Westcliff Energy Partners, LP

Westcliff Partners, LP

Westcliff Long/Short, LP

Westcliff Master Fund, LP

Westcliff Capital Management Profit Sharing Plan

Westcliff Small Cap Fund, LP

Westcliff Ventures Fund, LP

c/o Westcliff Capital Management LLC
200 7th Avenue Suite 105
Santa Cruz, California 95062
Attn: Dick Spencer

Paul B. Loyd, Jr.
108 Shasta
Houston, Texas 77024
Telephone:  (713) 461-5677
Facsimile:  (____) ________

with a copy (which shall not constitute notice) to:

Timothy T. Samson

Thompson & Knight LLP

333 Clay Street, Suite 3300

Houston, Texas 77002

Telephone: (713) 951-5842

Facsimile: (832) 397-8068

Section 9.3 - Governing Law

.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS IN THE STATE OF TEXAS, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT GOVERNED BY THE CORPORATION LAWS OF THE STATE OF NEVADA AS IT APPLIES TO THE COMPANY AND THE SECURITIES.

Section 9.4 - Severability

.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement unless the consummation of the Transactions contemplated herein is materially and adversely affected thereby.

Section 9.5 - Expenses

.  Upon receipt of appropriate invoices, the Company shall bear and pay up to $35,000 of costs and expenses incurred by the Purchasers in connection with the transactions contemplated herein, including fees and expenses of Purchasers' representatives.  Subject to the preceding sentence, each party shall bear and pay all costs and expenses incurred by him or it or on his or its behalf in connection with transactions contemplated herein, including fees and expenses of its representatives.

Section 9.6 - Descriptive Headings

.  The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

Section 9.7 - Counterparts

.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.  Faxed signatures of this Agreement shall be deemed and shall constitute binding signatures for all purposes.

Section 9.8 - Assignment

.  None of the Purchasers nor the Company may assign its rights or obligations under this Agreement.

Section 9.9 - Amendments; Waivers

.  No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Company or any Purchaser therefrom, shall in any event be effective unless the same shall be in writing and signed by Purchasers and the Company in the case of amendments, and the affected party, in the case of waivers.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this agreement to be executed and delivered as of the day and year first above written.

THE COMPANY:

ARENA RESOURCES, INC.

By:

Lloyd T. Rochford, President

and Chief Executive Officer

PURCHASERS:

PENINSULA FUND, LP

By:

PCM Capital LLC,

its general partner

By:

Scott A. Bedford, Managing Member

PENINSULA CATALYST FUND, LP

By:

Peninsula Catalyst Management LLC,

its general partner

By:

Mike Ogborne, Managing Member

PENINSULA CATALYST QP FUND, LP

By:

Peninsula Catalyst Management LLC,

its general partner

By:

Mike Ogborne, Managing Member

JVL GLOBAL ENERGY, LP

By:

JVL Advisors, LLC,

its general partner

By:

John V. Lovoi, Managing Member

JVL GLOBAL ENERGY (QP), LP

By:

JVL Advisors, LLC,

its general partner

By:

John V. Lovoi, Managing Member

NAVITAS FUND, LP

By:

JVL Advisors, LLC,

its general partner

By:

John V. Lovoi, Managing Member

BELRIDGE ENERGY ADVISORS, LP

By:

Peninsula-JVL Capital Advisors, LLC,

its general partner

By:

Name:

Title:

WESTCLIFF AGGRESSIVE GROWTH, LP

By:

Name:  Richard S. Spencer, III

Title:  Managing member of Westcliff Capital

          Management, LLC, the General Partner

WESTCLIFF ENERGY PARTNERS, LP

By:

Name:  Richard S. Spencer, III

Title:  Managing member of Westcliff Capital

          Management, LLC, the General Partner

WESTCLIFF PARTNERS, LP

By:

Name:  Richard S. Spencer, III

Title:  Managing member of Westcliff Capital

          Management, LLC, the General Partner

WESTCLIFF LONG/SHORT, LP

By:

Name:  Richard S. Spencer, III

Title:  Managing member of Westcliff Capital

          Management, LLC, the General Partner

WESTCLIFF MASTER FUND, LP

By:

Name:  Richard S. Spencer, III

Title:  Managing member of Westcliff Capital

          Management, LLC, the General Partner

WESTCLIFF CAPITAL MANAGEMENT PROFIT SHARING PLAN

By:

Name:  Richard S. Spencer, III

Title:  Managing member of Westcliff Capital

          Management, LLC, the Investment Advisor

WESTCLIFF SMALL CAP FUND, LP

By:

Name:  Richard S. Spencer, III

Title:  Managing member of Westcliff Capital

          Management, LLC, the General Partner

WESTCLIFF VENTURES FUND, LP

By:

Name:  Richard S. Spencer, III

Title:  Managing member of Westcliff Capital

          Management, LLC, the General Partner

__________________________________________

Paul B. Loyd, Jr.

Schedule 3.5

Capitalization

As of June 24, 2005

Outstanding common stock	10,429,286

Outstanding warrants
$1.75 warrants, expiration date 12/31/05	51,421	$89,987
$5.00 warrants, expiration date 09/30/05	74,204	371,020
$3.00 warrants, expiration date 07/15/05	50,000	150,000
$7.32 publicly traded warrants, expiration 08/10/09	1,562,053	11,434,228
$7.49 underwriters warrants, expiration 08/10/09	145,000	1,086,050
$9.00 underwriters warrants, expiration 08/10/09	145,000	1,305,000

Total warrants outstanding	2,027,678	$14,436,285

Outstanding options	1,375,000

Schedule 3.6

Legal Proceedings

None

EXHIBIT A

Options

Name of Optionee	Number of Shares Subject to Call Options
Red Co Oil and Gas, Inc.	26,104
Compostella Oil Company (COC)	39,857
Terry N. Stevens, Inc. (TNS)	30,273
David Fowler	1,500
Paul D. Friemel (PDF)	2,511
Friemel Engineering, Inc. (FEI)	27,293
Paul D. Friemel & Associates, Inc. (PDFAI)	12
Gary Scott	1,500
George O'Brien	434
Owen Wayne Rogers	45
James M. Senglaub	14
J. Michael Smith	108
J. Susan Smith	108
Mike L. Senglaub	42
Robert Tillman	83
Milton Tankersley, Jr., Inc.	127
Tena Ann Wilson Watson	35
Barry S. Welton	223
Orion Natural Resources Corp.	181
Jerrold J. Ratsch	28
Jeffrey W. Senglaub	300
Jo Denton Smith	3,150
Susanne G. Solari	25
Norbert A. & Lenore A. Stern	83
Fortney H. Stark	117
James R. Tom	305
Westlake Producing Company	181
Carol L. Anderson	963
George Biscamp	13
Jan Brockett	434
David J. Burkhart	83
Wesley Chalfant	23
Charles P. Dougherty	83
W. L. Goode	19
Morris E. Grimwood	434
Henderson & Erickson, Ltd.	8,321
Vicki L. Kerr	1,894
Joan G. Knorr Revocable Trust	65
David Baucom	16
Bishop-Windham Family LP	1,139
Buckhorn Energy & Land	278
Richard S. Carpenter	963
William Chalfant	12
Eckstrom Enterprises, Inc.	46
G. W. Green	16
James H. Hamilton	97
Juanita J. Meyer Hewitt	20
Jeffrey W. Knorr	65
Terry Montgomery	35
Total Issued

A-1

508908 000002 HOUSTON 396757.8

EXHIBIT B

Investors

Investor	Purchase Price	Shares of Common Stock	Call Options
Peninsula Fund, LP	$2,500,000	242,719	49,886
Peninsula Catalyst Fund, LP	$145,000	14,078	14,467
Peninsula Catalyst QP Fund, LP	$355,000	34,466	35,419
JVL Global Energy, LP	$140,000	13,592	13,968
JVL Global Energy (QP), LP	$210,000	20,388	20,952
Navitas Fund, LP	$150,000	14,563	14,966
Belridge Energy Advisors, LP	$3,000,000	291,262	0
Westcliff Aggressive Growth, LP	$153,470	14,900	0
Westcliff Energy Partners, LP	$489,250	47,500	0
Westcliff Partners, LP	$301,790	29,300	0
Westcliff Long/Short, LP	$473,800	46,000	0
Westcliff Master Fund, LP	$600,490	58,300	0
Westcliff Capital Management Profit Sharing Plan	$24,720	2,400	0
Westcliff Small Cap Fund, LP	$189,520	18,400	0
Westcliff Ventures Fund, LP	$766,960	74,462	0
Paul B. Loyd, Jr.	$500,000	48,544	0
	$10,000,000	970,874	149,658

A-1

508908 000002 HOUSTON 396757.8

EXHIBIT C

Form of Assignment of Call Options

THIS ASSIGNMENT OF CALL OPTIONS is made and entered into by and among Arena Resources, Inc., a Nevada corporation ("Assignor"), Peninsula Fund, LP, Peninsula Catalyst Fund, LP, Peninsula Catalyst QP Fund, LP, JVL Global Energy, LP, JVL Global Energy (QP), LP and Navitas Fund, LP (each, an "Assignee" and collectively, the "Assignees").

WHEREAS, Assignor is a party to those Option Agreements, each dated December 1, 2004 (each, an "Option Agreement"), by and between Assignor and each of the parties set forth on Exhibit A hereto that gives the Assignor the right to purchase the number of shares of common stock of Assignor (the "Common Stock") set forth beside each name at a purchase price of $8.50 per share of Common Stock at any time on or before November 1, 2006 (the "Call Options"); and

WHEREAS, pursuant to the Securities Purchase Agreement ("Purchase Agreement") dated July 7, 2005 by and among Assignor, Assignees and certain other purchasers named therein, Assignor agreed to convey to each Assignee all of its right to a portion of the Call Options, and each Assignee desires to acquire such right, on the terms and conditions herein;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, Assignor and Assignees hereby agree as follows:

1.

Assignment.  Effective as of the date hereof, Assignor hereby assigns and transfers to each Assignee, and each Assignee hereby acquires from Assignor, Assignor's right, title and interest in and to the right to acquire the number of shares of Common Stock underlying the Call Options set forth beside each Assignee's name on Exhibit B attached hereto.  Assignor hereby agrees that it shall act as agent to each Assignee in connection with the rights under the Call Options assigned hereby and shall not take any action with respect thereto (including any amendment, waiver or modification thereof) unless authorized in writing by Assignees.  Upon written instruction from Assignees who, upon exercise of the Call Options, will own a majority of the shares of Common Stock underlying the Call Options (each, an "Exercising Assignee") (accompanied by the appropriate funds), Assignor shall promptly exercise the rights under the Call Options and act to recover all 149,658 shares of Common Stock subject to the Call Options for the exercise price subject thereto and deliver such shares of Common Stock to the Exercising Assignees on or before the 30th day following receipt of such notice.  In the event that the underlying shares of Common Stock are not received from the Call Options by such 30th day, Assignor guarantees that the total number of shares of Common Stock underlying the Call Options shall be delivered to the Exercising Assignees on such 30th day and hereby agrees to issue to each Exercising Assignee such number of shares of its Common Stock as necessary to deliver to each Exercising Assignee the total number of shares of Common Stock which it is entitled to receive upon exercise of these Call Options assigned hereunder.  Upon delivery of the shares of Common Stock under the Call Options to the Exercising Assignees, Assignor shall retain any exercise price that has been paid by Assignees and not paid to the Call Option counterparty and shall also receive the right to acquire any Shares thereunder which have not been recovered from the Call Option counterparty relating to the exercised Call Options.  In the event that an Assignee fails to exercise its Call Options by notifying the Exercising Assignees and paying the appropriate exercise price within 30 days following the date of the Exercising Assignees' original notice to Assignor, the Exercising Assignees shall acquire, on a pro rata basis among themselves, for the exercise price subject thereto, the shares of Common Stock underlying such "unexercised" Call Options.

2.

Further Actions. Assignor covenants and agrees to warrant and defend the sale, transfer, assignment, conveyance, grant and delivery of the Call Options against all persons whomsoever, to take all steps reasonably necessary to establish the record of each Assignee's title to the Call Options and, at the request of Assignees, to execute and deliver further instruments of transfer and assignment and take such other action as Assignees may reasonably request to more effectively transfer and assign to and vest in Assignees each of the Call Options, all at the sole cost and expense of Assignor.

3.

Power of Attorney. Without limiting Section 2 hereof, Assignor hereby constitutes and appoints each Assignee the true and lawful agent and attorney in fact of Assignor, with full power of substitution and resubstitution, in whole or in part, in the name and stead of Assignor but on behalf and for the benefit of each Assignee and its successors and assigns, from time to time:

(a)

to exercise all rights under the Call Options, and demand, receive and collect any and all of shares underlying the Call Options;

(b)

to institute and prosecute, in the name of Assignor or otherwise, any and all proceedings at law, in equity or otherwise, that Assignees or their successors and assigns may deem proper in order to exercise the Call Options and collect or reduce to possession any of the shares underlying the Call Options and in order to collect or enforce any claim or right of any kind hereby assigned or transferred, or intended so to be; and

(c)

to do all things legally permissible, required or reasonably deemed by Assignees to be required to exercise the Call Options and to recover and collect the shares underlying the Call Options and to use Assignor's name in such manner as Assignees may reasonably deem necessary for the collection and recovery of same,

Assignor hereby declares that the foregoing powers are coupled with an interest and are and shall be irrevocable by Assignor.

4.

Terms of the Purchase Agreement. The terms of the Purchase Agreement, including but not limited to Assignor's representations, warranties, covenants, agreements and indemnities relating to the Call Options, are incorporated herein by this reference. Assignor acknowledges and agrees that the representations, warranties, covenants, agreements and indemnities contained in the Purchase Agreement shall not be superseded hereby but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

EXECUTED on this  ____ day of July, 2005.

ASSIGNOR:

Arena Resources, Inc.

By:__________________________________________

Lloyd T. Rochford, President

and Chief Executive Officer

ASSIGNEES:

PENINSULA FUND, LP

By:

PCM Capital LLC,

its general partner

By:

Scott A. Bedford, Managing Member

PENINSULA CATALYST FUND, LP

By:

Peninsula Catalyst Management LLC,

its general partner

By:

Mike Ogborne, Managing Member

PENINSULA CATALYST QP FUND, LP

By:

Peninsula Catalyst Management LLC,

its general partner

By:

Mike Ogborne, Managing Member

JVL GLOBAL ENERGY, LP

By:

JVL Advisors, LLC,

its general partner

By:

John V. Lovoi, Managing Member

JVL GLOBAL ENERGY (QP), LP

By:

JVL Advisors, LLC,

its general partner

By:

John V. Lovoi, Managing Member

NAVITAS FUND, LP

By:

JVL Advisors, LLC,

its general partner

By:

John V. Lovoi, Managing Member

C-1

508908 000002 HOUSTON 396757.8

EXHIBIT D

Form of Warrant Certificate

THIS WARRANT, THE PURCHASE RIGHTS EVIDENCED BY THIS WARRANT AND ANY WARRANT SHARES WHICH MAY BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND THIS WARRANT, SUCH PURCHASE RIGHTS AND WARRANT SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

No. 1

Warrant to Purchase

[__________] shares of Common Stock

Dated:

____________________, __________

(subject to adjustment

as described herein)

WARRANT CERTIFICATE

Representing Common Stock Purchase Warrant

ARENA RESOURCES, INC.

Purchase Price of Common Stock:

$10.30 per share (subject to adjustment)

THIS WARRANT CERTIFICATE (this "Warrant") CERTIFIES that, for value received, ____________, its registered assigns or the Holder (as defined below) hereof, is entitled, at any time prior to the close of business on the Expiration Date defined below, to purchase the number of shares stated above (subject to adjustment as herein provided) of Common Stock of Arena Resources, Inc., a Nevada corporation (the "Company"), at the purchase price per share stated above (subject to adjustment as herein provided) (the "Purchase Price") upon surrender of this Warrant at the Principal Office of the Company and payment of such Purchase Price in cash or by bank cashier’s or certified check.

This Warrant is issued by the Company pursuant to a Securities Purchase Agreement dated as of July 7, 2005 between the Company and the purchasers named therein (the "Purchase Agreement").

Section 1.  Definitions.  The following terms have the meanings set forth below.  Additional terms are defined elsewhere herein.

"Common Stock" means the Common Stock, par value $0.001 per share, of the Company.

"Exercise Date" means each date on which Warrant Shares are to be issued upon exercise of the Warrant.

"Expiration Date" means five years from the date of issuance provided herein.

"Holder" means the registered holder or holders of this Warrant and any related Warrant Shares.

"Principal Office" means the principal office of the Company which, on the date hereof, is located at 4920 South Lewis Street, Suite 107, Tulsa, Oklahoma  74105.  The Company shall notify each Warrant holder of any change in its principal office.

"Purchase Price" has the meaning assigned to that term in the introductory paragraph hereof.

"Securities Act" means the Securities Act of 1933, as amended.

"Warrant Shares" means the shares of Common Stock purchased or purchasable by the Holder upon the exercise of this Warrant pursuant to Section 2 hereof.

Any capitalized term not otherwise defined herein shall have the meaning specified in the Purchase Agreement.

Section 2.  Exercise.

A.

General.  Subject to any limitation set forth herein or in the Purchase Agreement or imposed by applicable law, Holder shall be entitled to exercise this Warrant, in whole or in part, at any time or from time to time commencing on the date of issuance of the Warrant until 5:00 p.m., Central time, on the Expiration Date.

B.

Manner of Exercise.  In order to exercise this Warrant in whole or in part, the Holder shall complete one of the subscription forms attached hereto, deliver the Warrant to the Company at its Principal Office and make payment of the Purchase Price pursuant to one of the payment options provided in this Section 2.B.  Payment of the Purchase Price shall be made at the option of the Holder by one or more of the following methods: (1) by delivery to the Company of cash, a certified check or a bank cashier’s check in an amount equal to the then aggregate Purchase Price, (2) by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of the particular Warrant with an aggregate Fair Market Value (as defined below) equal to such Purchase Price, or (3) by surrendering to the Company shares of Common Stock previously acquired by the Holder with an aggregate Fair Market Value equal to such Purchase Price, or any combination of the foregoing.  Upon receipt thereof by the Company, the Holder shall immediately be deemed to be a holder of record of the shares of Common Stock specified in said subscription form, and the Company shall, as promptly as practicable, and in any event within 10 business days thereafter, execute and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said subscription form.  Each stock certificate so delivered shall be registered in the name of such Holder or such other name as shall be designated by such Holder, subject to compliance with federal and state securities laws and Section 4 hereof.  If the Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a Warrant in the form of this Warrant representing the right to purchase the remaining number of shares purchasable thereunder.  The Company shall pay all expenses, Taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 2, except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer Taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Holder to the Company at the time of delivering the Warrant to the Company.  As used herein "Fair Market Value" on any day shall mean (i) the average of the daily closing sale prices of the Common Stock during the 20 trading days immediately preceding the day as of which "Fair Market Value" is being determined, on the principal securities exchange on which the Common Stock is then listed, or if there shall have been no sales of the Common Stock on such exchange on such day, the mean of the closing bid and asked prices on such exchange at the end of such day, or (ii) if the Common Stock is not so listed, the average of the high and low bid and prices on such day in a domestic over-the-counter market, or (iii) any time the Common Stock is not listed on any domestic exchange or quoted in a domestic over-the-counter market, the "Fair Market Value" shall be determined by the Board of Directors of the Company.

C.

Transfer Restriction Legend.  Each certificate for Warrant Shares issued upon exercise or conversion of this Warrant, unless at the time of exercise or conversion such Warrant Shares are registered under the Securities Act, shall bear the legends described in Section 5.7 of the Purchase Agreement.

D.

Character of Warrant Shares.  All Warrant Shares issuable upon the exercise of  the Warrants shall be duly authorized, validly issued, fully paid and nonassessable.

Section 3.  Ownership and Exchange of the Warrants.

A.

Registered Holder.  The Company may deem and treat the person in whose name the Warrant is registered as the Holder and owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of the Warrant for exchange or transfer as provided in this Section 3.

B.

Exchange and Replacement.  This Warrant is exchangeable upon the surrender thereof by the Holder to the Company at its Principal Office for a new Warrant or Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable thereunder, each new Warrant to represent the right to purchase such number of shares as shall be designated by the Holder at the time of surrender.  Subject to compliance with Section 4, each Warrant and all rights thereunder are transferable in whole or in part upon the books of the Company by the Holder thereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same class, tenor and date as the Warrant but registered in the name of the transferee, upon surrender of the Warrant, duly endorsed, at the Principal Office of the Company.  The Company will issue replacement Warrant certificates in the event of the loss, theft, destruction or mutilation thereof upon receipt of appropriate affidavit(s) and bonds reasonably requested by the Company.  Warrants shall be promptly canceled by the Company upon the surrender thereof in connection with any exchange, transfer or replacement.  The Company shall pay all expenses, Taxes (other than stock transfer Taxes) and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 3.

Section 4.  Transfer of Warrants or Warrant Shares.  This Warrant and the related Warrant Shares shall not be transferable except in accordance with the terms and conditions specified in the Purchase Agreement and in accordance with applicable law.

Section 5.  Adjustment Provisions.  The aggregate number of shares of Common Stock issuable upon exercise of the Warrant, and the Purchase Price per share, shall be subject to adjustment in the events and to the extent set forth in Exhibit D-I.

Section 6.  Notices.  Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to Holder at, the address set forth for Holder on the signature page hereof or to such other address as shall have been furnished to the Company in writing by Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be sent by certified or registered mail to the Company, at its Principal Office, attention: President, or other such address as shall have been furnished to the Holders by the Company.

Section 7.  No Rights as Stockholder; Limitation of Liability.  This Warrant shall not entitle any Holder thereof to any of the rights of a stockholder of the Company.  No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder of a Warrant, shall give rise to any liability of such Holder for the Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 8.  Miscellaneous.  This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, except to the extent governed by the Corporation laws of the State of Nevada.  This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.  The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

WITNESS the due execution of this Warrant by a duly authorized officer of the Company.

ARENA RESOURCES, INC.,

a Nevada corporation

By:

Name:

Title:

ATTEST:

Secretary

ACCEPTED this ____ day of _______________, __________:

[Holder]

[Holder’s address]

508908 000002 HOUSTON 396757.8

FULL SUBSCRIPTION FORM

____ To Be Executed by the Registered Holder
if It Desires to Exercise the Warrant in Full

The undersigned hereby exercises the right to purchase the __________ shares of Common Stock covered by the attached Warrant at the date of this subscription and herewith makes payment of the sum of $____________ representing the Purchase Price of $______________ per share in effect at this date.  Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified in written instructions signed by the undersigned and accompanying this subscription.

Dated: _________, ____

[

]

Signature ______________________
Address: _______________________

   _______________________

508908 000002 HOUSTON 396757.8

PARTIAL SUBSCRIPTION FORM

___ To Be Executed by the Registered Holder
if It Desires to Exercise the Warrant in Part

The undersigned hereby exercises the right to purchase __________ shares of the total number of shares of Common Stock covered by the attached Warrant at the date of this subscription and herewith makes payment of the sum of $__________ representing the Purchase Price of __________ per share in effect at this date.  Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for shall be issued in the name of and delivered to the undersigned, unless otherwise specified in written instructions signed by the undersigned and accompanying this subscription.

(The following paragraph need be completed only if the Purchase Price and number of shares of Common Stock specified in the attached Warrant have been adjusted pursuant to Exhibit I thereof.)

The shares hereby subscribed for constitute __________ shares of Common Stock (rounded to the nearest whole share) resulting from adjustment of ______________ shares of the total of _______________ shares of Common Stock covered by the attached Warrant, as said shares were constituted at the date of the Warrant, leaving a balance of ________ shares of Common Stock, as constituted at the date of the Warrant, to be covered by the new Warrant.

Dated:  _________,____

[

]

Signature _______________________
Address:  _______________________

    _______________________

508908 000002 HOUSTON 396757.8

EXHIBIT D-I

ANTI-DILUTION PROVISIONS

The number of Warrant Shares purchasable upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time upon the happening of certain events as hereinafter described.  Capitalized terms used but not defined herein have the meanings assigned thereto in the Warrant.

1.

Special Definitions.  For purposes of this Exhibit I, the following definitions shall apply:

(A)

"Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding rights, options or shares granted or issued to employees, vendors, officers, directors and executives of, and consultants or stockholders to, the Company in an amount not exceeding the number of Reserved Employee Shares.

(B)

"Original Issue Date" shall mean the date of this Warrant.

(C)

"Convertible Securities" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

(D)

"Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 3 below, deemed to be issued) by the Company after the Original Issue Date, other than Reserved Employee Shares and other than shares of Common Stock issued or issuable:

(1)

by reason of a stock dividend, stock split, split-up or other distribution on shares of Common Stock; or

(2)

upon the exercise of Options.

(E)

"Reserved Employee Shares" shall mean shares of Common Stock issued to employees, officers, directors, stockholders and executives of, and consultants or vendors to, the Company either directly as compensation or upon the exercise of options granted by the Company.

(F)

"Rights to Acquire Common Stock" (or "Rights") shall mean all rights issued by the Company to acquire Common Stock whether by exercise of a warrant, option or similar call, or conversion of any existing instruments, in either case for consideration fixed, in amount or by formula, as of the date of issuance.

2.

No Adjustment of Exercise Prices.  No adjustment in the number of Warrant Shares shall be made (i) unless the consideration per share (determined pursuant to Section 5 below) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Purchase Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock, or (ii) if, prior to such issuance, the Company receives written consent from the holders of at least a majority of the voting power of all then outstanding Warrants agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

3.

Issue of Securities Deemed Issue of Additional Shares of Common Stock.  If the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or Rights to Acquire Common Stock, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options, Rights or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue; provided, however, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5 hereof) of such Additional Shares of Common Stock would be less than the Purchase Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided, further, that in any such case:

(A)

No further adjustment in the Purchase Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Options, Rights or conversion or exchange of such Convertible Securities;

(B)

Upon the expiration or termination of any unexercised Option, Right or Convertible Security, the Purchase Price shall be adjusted immediately to reflect the Purchase Price which would have been in effect had such Option, Right or Convertible Security (to the extent outstanding immediately prior to such expiration or termination) never been issued; and

(C)

In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option, Right or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Purchase Price then in effect shall forthwith be readjusted to such Purchase Price as would have been obtained had the Purchase Price adjustment that was originally made upon the issuance of such Option, Right or Convertible Security which were not exercised or converted prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option, Right or Convertible Security.

4.

Adjustment of Conversion Prices upon Issuance of Additional Shares of Common Stock.  If the Company shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3, but excluding shares issued as a dividend or distribution as provided in Section 7 or upon a stock split or combination as provided in Section 6), without consideration, or for a consideration per share less than the Purchase Price in effect on the date of and immediately prior to such issue, or without the requisite consent contemplated by Section 2 hereof, then and in such event, the Purchase Price shall be reduced by a full ratchet anti-dilution adjustment to such lesser price (calculated to the nearest cent).

5.

Determination of Consideration.  For purposes of this Exhibit I, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A)

Cash and Property.  Such consideration shall:

(1)

insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

(2)

insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

(3)

in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

(B)

Options, Rights and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3, relating to Options, Rights and Convertible Securities, shall be determined by dividing

(1)

the total amount, if any, received or receivable by the Company as consideration for the issue of such Options, Rights or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities, by

(2)

the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities.

6.

Adjustment for Stock Splits and Combinations.  If the Company shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased.  Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

7.

Adjustment for Certain Dividends and Distributions.  In the event the Company at any time or from time to time after the Original Issue Date shall make or issue a dividend or other distribution payable in shares of Common Stock, then and in each such event the Purchase Price shall be decreased as of the time of such issuance, by multiplying the Purchase Price by a fraction, the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

8.

Adjustments for Other Dividends and Distributions.  In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holder shall receive upon exercise of the Warrant in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that they would have received had the Warrant been exercised into Warrant Shares on the date of such event and had thereafter retained such securities receivable by them as aforesaid during such period given application to all adjustments called for during such period, under this paragraph with respect to the rights of the Holder.

9.

Adjustment for Reclassification, Exchange, or Substitution.  If the Warrant Shares shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above), then and in each such event the Holder shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which the Warrant might have been exercised immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

10.

No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Exhibit I and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment to the extent required hereunder.

11.

Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Exhibit I, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and shall file a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based with its corporate records.  The Company shall, upon the reasonable written request of the Holder furnish or cause to be furnished to the Holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Purchase Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the exercise of this Warrant. Despite such adjustment or readjustment, the form of the Warrant, if the same shall reflect the initial or any subsequent Purchase Price, need not be changed in order for the adjustments or readjustments to be valid in accordance with the provisions of this Warrant, which shall control.

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508908 000002 HOUSTON 396757.8

EXHIBIT E

Lock-up Letter

___________, 2005

Arena Resources, Inc.

4920 South Lewis Street, Suite 107

Tulsa, Oklahoma 74105

Re:

Registration of Securities by Arena Resources, Inc.

Dear Ladies and Gentlemen:

The undersigned, a stockholder and an [officer/director] of Arena Resources, Inc., a Nevada corporation (the "Company"), understands that the Company has entered into a Securities Purchase Agreement dated July 7, 2005, with certain purchasers of its common stock as provided therein pursuant to which the Company has agreed to file a Registration Statement on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission, which will allow certain stockholders of the Company to resell their shares of common stock of the Company, $0.001 par value per share (the "Common Stock"), in a secondary offering.  Such agreement is a material inducement to each purchaser to purchase the commons stock of the Company.

In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder and an [officer/director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned has agreed with the Company that during a period commencing on the date hereof and ending on the earlier of the date that the Common Stock Registration Statement becomes effective or the date on which the purchasers may sell their Common Stock in accordance with the provisions of Section 5.9 of the Securities Purchase Agreement, the undersigned will not, without the prior written consent of JVL Advisors, L.L.C. and Peninsula Capital Management, Inc., directly or indirectly, (i) offer, pledge or encumber, sell, assign, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

The undersigned confirms that he understands that the Company may rely upon the representations set forth in this agreement in proceeding with the filing of the Registration Statement.  This agreement shall be binding on the undersigned and his respective successors, heirs, personal representatives and assigns.  The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with this agreement.

Very truly yours,

____________________________________

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508908 000002 HOUSTON 396757.8